UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2006

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29029	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6533 Flying Cloud Drive Eden Prairie Minnesota		55344
(Address of Principal Executive Offices)		(Zip Code)

(952) 941-9470
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

1.             Approval of 2006 Incentive Bonus Plan

On February 24, 2006, our Board of Directors ratified the recommendation of our Compensation and Human Resources Committee to approve our incentive bonus plan for 2006 for all of our employees, known as the “Success Sharing Bonus Plan” (the “SSB Plan”).  A description of the SSB Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

2.             2006 Executive Compensation Arrangements

On February 24, 2006, our Board of Directors ratified the recommendation of our Compensation and Human Resources Committee to approve our compensation arrangements effective January 1, 2006 for the Company’s “named executive officers” (defined in Regulation S-K Item 402(a)(3)).  A summary of these compensation arrangements is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

3.             2006 Non-employee Director Compensation

On February 24, 2006, our Board of Directors ratified the recommendation of our Compensation and Human Resources Committee to continue to pay non-employee directors the same cash compensation for the 2006 fiscal year as the 2005 fiscal year.

During 2006, non-employee directors will receive a $20,000 annual retainer fee.  Members of Fargo’s Audit Committee will receive compensation of $3,000, members of Fargo’s other Board committees will receive compensation of $2,000, and the Lead Director of the Board, the chair of the Audit Committee and the chair of each other Board committee will receive annual stipends of $8,000, $7,000 and $3,000 each, respectively.  All cash compensation will be paid quarterly.  As in 2005, directors will be reimbursed for travel expenses for attending meetings of the board and any board or advisory committees.

In addition to the cash compensation, each non-employee director will receive a grant of 2,100 shares of restricted stock on the date of Fargo’s 2006 annual meeting.  These shares will vest ratably on a cumulative basis on the first three anniversaries of the grant date.

A summary of these compensation arrangements is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01                                   Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable

(b)                                 Pro Forma Financial Information.

Not Applicable

(c)                                  Exhibits.

Exhibit No.	Description
10.1	Description of 2006 Success Sharing Bonus Plan

10.2	2006 Compensation Arrangements for Named Executive Officers

10.3	2006 Non-Employee Director Compensation Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

	By:	/s/ Gary R. Holland
Gary R. Holland
Chairman of the Board, President and
Chief Executive Officer
Dated: March 2, 2006

FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	Description of 2006 Success Sharing Bonus Plan	Filed herewith

10.2	2006 Compensation Arrangements for Named Executive Officers	Filed herewith

10.3	2006 Non-Employee Director Compensation Summary	Filed herewith